SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


               Date of Report
               (Date of earliest
               event reported):    May 22, 1996


                        Wisconsin Power and Light Company
             (Exact name of registrant as specified in its charter)


     Wisconsin                        0-337                    39-0714890
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                222 West Washington Avenue, Madison, Wisconsin 53703 (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On November 10, 1995, WPL Holdings, Inc. ("WPL"), a holding company incorporated under the laws of the State of Wisconsin and the parent corporation of Wisconsin Power and Light Company (the "Company"), IES Industries Inc. ("IES"), a holding company incorporated under the laws of the State of Iowa, and Interstate Power Company ("IPC"), an operating public utility incorporated under the laws of the State of Delaware, among others, entered into an Agreement and Plan of Merger providing for the strategic three-way business combination of WPL, IES and IPC (hereinafter referred to as the "Merger"). In the Merger, WPL, as a surviving holding company, will change its name to Interstate Energy Corporation ("Interstate Energy").

          On May 22, 1996, WPL, IES and IPC, among others, entered into an amendment to the Agreement and Plan of Merger (the Agreement and Plan of Merger as so amended is hereinafter referred to as the "Merger Agreement") to provide, under certain circumstances, the holders of IES common stock with an increased share exchange ratio. As revised, the Merger Agreement does not amend the share exchange ratio applicable to holders of IPC common stock nor does it change the fact that the outstanding shares of WPL common stock will remain unchanged and outstanding after the Merger as shares of Interstate Energy common stock.

          The Merger Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of certain revised provisions of the Merger Agreement set forth above is qualified in its entirety by reference to that agreement.


   Item 7.     Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WISCONSIN POWER AND LIGHT COMPANY


   Date:  May 22, 1996.                 By:  /s/ Edward M. Gleason
                                             Edward M. Gleason
                                             Controller, Treasurer and
                                             Corporate Secretary

                        WISCONSIN POWER AND LIGHT COMPANY

                            EXHIBIT INDEX TO FORM 8-K
                            Report Dated May 22, 1996



                             Exhibit




    (2.1) Amendment No. 1 to Agreement and Plan of Merger and Stock Option Agreements, dated May 22, 1996, by and among WPL Holdings, Inc., IES Industries Inc., Interstate Power Company, AMW Acquisition, Inc., WPLH Acquisition Co. and Interstate Power Company.

    (2.2) Agreement and Plan of Merger, dated as of November 10, 1995, by and among WPL
                 Holdings, Inc., IES Industries Inc.,
                 Interstate Power Company and AMW
                 Acquisition, Inc.  [Incorporated by
                 reference to Exhibit (2.1) to Wisconsin
                 Power and Light Company's Current Report on
                 Form 8-K, dated November 10, 1995]